                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   CANADA LIFE OF AMERICA SERIES FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

   [CANADA LIFE LETTERHEAD]



June_, 1997

Dear Contract Owner:

As Owner of a variable annuity contract ("Contract") issued by the Canada Life Insurance Company of New York ("Canada Life"), you have the right to instruct Canada Life how to vote certain shares of the International Equity Portfolio of the Canada Life of America Series Fund, Inc. (the "Fund") at the _, 1997 special meeting of shareholders of the Fund (the "Meeting"). To assist you in giving this instruction, we have enclosed the following:

               (1)   A Notice of the Special Meeting;
               (2)   Voting Instruction Form; and
               (3)   A Proxy Statement to Shareholders.

Please read the enclosed Notice of the Special Meeting and the Proxy Statement for details regarding the purposes of the Meeting.

The purposes of the Meeting are to vote on the approval of an Sub-Advisory Agreement between CL Capital Management, Inc. ("CLCM") and Canada Life Investment Management Limited ("CLIM") with respect to the International Equity Portfolio of the Fund, the material terms of which are substantially the same as those of the prior Sub-Advisory Agreement between CLCM and CLIM and to transact such other business as may properly come before the meeting or any adjournment thereof. See the Proxy Statement for Details.

Canada Life is one of two shareholders of the Fund. Although you are not directly a shareholder of the Fund, some or all of your Contract Value is invested, as provided by your Contract, into the International Equity Portfolio. Accordingly, you have the right to instruct Canada Life how to vote the International Equity Portfolio shares which are attributable to your Contract.

To be given effect at the Meeting, properly executed Voting Instruction Forms must be received by us at P.O. Box 105087, Atlanta, Georgia 30348, no later than June____, 1997.

IF WE SO RECEIVE YOUR FORM AND A CHOICE AS TO THIS PROPOSAL IS NOT SPECIFIED IN IT, WE WILL VOTE SUCH SHARES "FOR" SUCH PROPOSAL.

We will vote the shares of the International Equity Portfolio for which timely voting instructions are not received in the same proportion as to those shares attributable to the International Equity Portfolio for which timely instructions are received. We will vote shares held in our general account in accordance with instructions received from Contract Owners. We will also vote International Equity Portfolio shares in our best judgment on any other matters which come before the Meeting.

The number of International Equity Portfolio shares for which a Contract Owner may give instructions is determined as follows. For each Contract the number of votes in the International Equity Portfolio will be determined by dividing the amount of the Contract's value attributable to the International Equity Portfolio as of the record date by the value of one share of such Portfolio. Fractional shares will be counted.

Please complete the Voting Instruction Form and promptly return the Form pursuant to the instructions provided on the Form. Your instructions are very important, and we would appreciate your return of the Form as soon as possible.

Thank you for your prompt cooperation.

Very truly yours,


/s/ Allen Loney

D. Allen Loney
President
Canada Life Insurance Company of New York


P.S. If you own more than one Contract, you will receive a separate mailing for each Contract. It is important you return signed Voting Instruction Form for each Contract.

   [CANADA LIFE LETTERHEAD]



June ___, 1997



Dear Contract Owner:

As Owner of a variable annuity contract ("Contract") issued by the Canada Life Insurance Company of America ("Canada Life"), you have the right to instruct Canada Life how to vote certain shares of the International Equity Portfolio of the Canada Life of America Series Fund, Inc. (the "Fund") at the ____, 1997 special meeting of shareholders of the Fund (the "Meeting"). To assist you in giving this instruction, we have enclosed the following:

               (1)   An Notice of the Special Meeting:
               (2)   Voting Instruction Form; and
               (3)   A Proxy Statement to Shareholders.

Please read the enclosed Notice of the Special Meeting and the Proxy Statement for details regarding the purposes of the Meeting.

The purposes of the Meeting are to vote on the approval of an Sub-Advisory Agreement between CL Capital Management, Inc. ("CLCM") and Canada Life Investment Management Limited ("CLIM") with respect to the International Equity Portfolio of the Fund, the material terms of which are substantially the same as those of the prior Sub-Advisory Agreement between CLCM and CLIM and to transact such other business as may properly come before the meeting or any adjournment thereof. See the Proxy Statement for Details.

Canada Life is one of two shareholders of the Fund. Although you are not directly a shareholder of the Fund, some or all of your Contract Value is invested, as provided by your Contract, into the International Equity Portfolio. Accordingly, you have the right to instruct Canada Life how to vote the International Equity Portfolio shares which are attributable to your Contract.

To be given effect at the Meeting, properly executed Voting Instruction Forms must be received by us at P.O. Box 105087, Atlanta, Georgia 30348, no later than June __, 1997.

IF WE SO RECEIVE YOUR FORM AND A CHOICE AS TO THIS PROPOSAL IS NOT SPECIFIED IN IT, WE WILL VOTE SUCH SHARES "FOR" SUCH PROPOSAL.

We will vote the shares of the International Equity Portfolio for which timely voting instructions are not received in the same proportion as to those shares attributable to the International Equity Portfolio for which timely instructions are received. We will vote shares held in our general account in accordance with instructions received from Contract Owners. We will also vote International Equity Portfolio shares in our best judgment on any other matters which come before the Meeting.

The number of International Equity Portfolio shares for which a Contract Owner may give instructions is determined as follows. For each Contract the number of votes in the International Equity Portfolio will be determined by dividing the amount of the Contract's value attributable to the International Equity Portfolio as of the record date by the value of one share of such Portfolio. Fractional shares will be counted.

Please complete the Voting Instruction Form and promptly return the Form pursuant to the instructions provided on the Form. Your instructions are very important, and we would appreciate your return of the Form as soon as possible.

Thank you for your prompt cooperation.

Very truly yours,

/s/ D. Allen Loney

D. Allen Loney
President
Canada Life Insurance Company of America


P.S. If you own more than one Contract, you will receive a separate mailing for each Contract. It is important you return signed Voting Instruction Form for each Contract.

                    CANADA LIFE OF AMERICA SERIES FUND, INC.
                         INTERNATIONAL EQUITY PORTFOLIO
                              330 University Avenue
                            Toronto, Canada M5G IR8

                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                                   _____, 1997

TO THE SHAREHOLDERS:

         A special meeting of the shareholders of the Canada Life of America Series Fund, Inc. (the "Fund"), will be held on Day, _____, 1997, at 6201 Powers Ferry Road, N.W., Suite 600, Atlanta, Georgia 30339, or any adjournment thereof, for the following purposes:

  (1) To approve a Sub-Advisory Agreement between CL Capital Management, Inc. ("CLCM") and Canada Life Investment Management Limited ("CLIM") with respect to the International Equity Portfolio of the Fund, the material terms of which are substantially the same as those of the prior Sub-Advisory Agreement between CLCM and CLIM; and

  (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

Canada Life Insurance Company of America ("Canada Life") and Canada Life Insurance Company of New York ("Canada Life of New York") are shareholders of the Fund. However, Canada Life and Canada Life of New York hereby solicit and agree to vote the shares of the International Equity Portfolio of the Fund at this meeting in accordance with the timely instructions received from owners of variable annuity contracts ("Contracts") funded through Canada Life of America Variable Annuity Account I and Canada Life of New York Variable Annuity Account 1, both of which invest in shares of the International Equity Portfolio of the Fund.

As a Contract Owner of record at the close of business on May 31, 1997, you have the right to instruct Canada Life or Canada Life of New York as to the manner in which the International Equity Portfolio shares attributable to your Contract should be voted. To assist you in giving Canada Life or Canada Life of New York your instructions, a Voting Instruction Form is enclosed which reflects the number of shares of the International Equity Portfolio for which you are entitled to give voting instructions. In addition, a Proxy Statement is attached to this notice and describes the matters to be acted upon at this meeting.

YOUR INSTRUCTIONS ARE IMPORTANT. Please read the attached Proxy Statement and complete the enclosed Voting Instruction Form and return it promptly in the enclosed postpaid return envelope.


                                        By Order of the Board of Directors

                                        /s/ Roy W. Linden
                                        ----------------------------------------

Atlanta, Georgia                        Roy W. Linden, Assistant Secretary
June __, 1997                           Canada Life of America Series Fund, Inc.

                    CANADA LIFE OF AMERICA SERIES FUND, INC.
                         INTERNATIONAL EQUITY PORTFOLIO

PRINCIPAL EXECUTIVE OFFICE                               MAILING ADDRESS
330 University Avenue                                    P.O. Box 105087
Toronto, Canada  M5G IR8                                 Atlanta, Georgia  30348

                                                                _______ __, 1997

                         STATEMENT TO PERSONS ENTITLED
                   TO GIVE VOTING INSTRUCTIONS IN CONNECTION
                          WITH CANADA LIFE OF AMERICA
                         VARIABLE ANNUITY ACCOUNT 1 AND
               CANADA LIFE OF NEW YORK VARIABLE ANNUITY ACCOUNT 1
                           VARIABLE ANNUITY CONTRACTS

                   Soliciting Instructions for the Voting of
                       Shares of the International Equity
                   Portfolio of Canada Life of America Series
                                   Fund, Inc.
              at the Special Meeting of Shareholders to be held on
                                 July 16, 1997

This Statement is first being furnished on _____ __, 1997 in connection with a solicitation by Canada Life Insurance Company of America ("CLICA"), Canada Life Insurance Company of New York ("Canada Life of New York") and by Canada Life of America Series Fund, Inc. (the "Fund") of voting instructions from owners of variable annuity contracts (the "Contracts") entitled to give such instructions for use at the Special Meeting of Shareholders of the Fund, to be held on Wednesday, July 16, 1997, for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders. At this meeting, Shareholders will be asked:

         (1) To approve a Sub-Advisory Agreement between CL Capital Management, Inc. ("CLCM") and Canada Life Investment Management Limited ("CLIM") with respect to the International Equity Portfolio of the Fund, the material terms of which are substantially the same as those of the prior Sub-Advisory Agreement between CLCM and CLIM; and

         (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

CLICA is a stock life insurance company with assets as of December 31, 1996 of approximately $2.7 billion. It was incorporated under Michigan law on April 12, 1988 and is principally engaged in issuing and reinsuring annuity policies. CLICA is admitted in 47 states and the District of Columbia. CLICA is a wholly owned subsidiary of The Canada Life Assurance Company, a Canadian life insurance company headquartered in Toronto, Ontario, Canada, with a U.S. home office in Atlanta, Georgia. The Canada Life Assurance Company commenced insurance operations in 1847, and has been actively operating in the United States since 1889 with consolidated assets as of December 31, 1996 of approximately $23.3 billion.

Canada Life of New York is a stock life insurance company with assets as of December 31, 1996 of approximately $261 million. It was incorporated under New York law on June 7, 1971 and is principally engaged in issuing annuity and life insurance policies in the State of New York. Canada Life of New York is a wholly owned subsidiary of The Canada Life Assurance Company.

CLCM, which is located at 6151 Powers Ferry Road, N.W., Atlanta, Georgia 30339, has served as investment adviser to the Fund since May 1, 1995

The Canada Life of America Variable Annuity Account 1 (the "Variable Account") was established as a separate investment account of CLICA on July 22, 1988 by Canada Life's Board of Directors. The Canada Life of New York Variable Annuity Account 1 (the "New York Variable Account") was established as a separate investment account of Canada Life of New York on September 13, 1989 by Canada Life of New York's Board of Directors. Both the Variable Account and the New York Variable Account (together, the "Variable Accounts") are registered with the Securities and Exchange Commission (the "Securities and Exchange Commission") under the Investment Company Act of 1940 (the "Investment Company Act") as unit investment trusts.

Contract owners may allocate net premiums and policy value among the sub-accounts of the Variable Account and the New York Variable Account, one of which is the International Sub- Account (the "Sub-Account"). The assets of the Sub-Account are in turn invested in shares of the International Equity Portfolio of the Fund. This portfolio represents a separate investment portfolio of the Fund. The Fund, a Maryland corporation organized on February 23, 1989, is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act. For purposes of this Proxy Statement, a Contract owner who allocates premiums or policy value to the Sub-Account will be considered a shareholder of the International Equity Portfolio of the Fund and will be eligible to vote his interests in such portfolio.

The proposal will be voted upon at the Special Meeting of Shareholders to be held on July 16, 1997.

                 RECORD DATE; VOTING RIGHTS; OUTSTANDING SHARES

Contract owners of record at the close of business on May 31, 1997 will be entitled to be present and give voting instructions at the meeting. On that date, there were 334,719.325 International Equity Portfolio shares outstanding.

Pursuant to an undertaking made in the Variable Account and the New York Variable Account prospectuses, CLICA and Canada Life of New York will vote shares in accordance with timely voting instructions received from Contract owners. To be given effect, properly executed Voting Instruction Forms must be forwarded to CLICA and Canada Life of New York at P.O. Box 105087, Atlanta, Georgia 30348, Attn. David A. Hopkins, Secretary, not later than 5:00 p.m., Eastern Daylight Time, July 11, 1997. If no choice is specified for the proposal to be voted upon at this meeting, the timely return of the Voting Instruction Forms shall be deemed to be an instruction to vote such shares in favor of such proposal. Accordingly, such shares will be voted by CLICA and Canada Life of New York, in favor of the Sub-Advisory Agreement between CLCM and CLIM.

The Voting Instruction Form is revocable, at any time prior to being voted, by notifying the Secretary of the Fund, at its Executive Offices, in writing.

CLICA and Canada Life of New York will vote the shares of the International Equity Portfolio of the Fund for which timely voting instructions are not received in the same proportion as those shares attributable to that portfolio for which timely instructions are received. CLICA and Canada Life of New York will vote the shares held in their general accounts in accordance with instructions received from Contract owners. CLICA, The Canada Life Assurance Company or its affiliates will vote International Equity Portfolio shares held in their unregistered separate accounts in their discretion. International Equity Portfolio shares will also be voted in the best judgment of CLICA and Canada Life of New York on any other matters which come before the meeting.

The number of International Equity Portfolio shares in the Sub-Account for which a Contract owner may give instruction is determined by dividing any portion of that Contract's policy value derived from participation in that Sub-Account by the value of one share in the International Equity Portfolio determined as of the record date. Each share of the International Equity Portfolio is entitled to one vote. Fractional votes will be counted.

The vote required to approve the matter scheduled to come before this meeting is set forth below.

                                   BACKGROUND

Until recently, CLIM was a wholly-owned subsidiary of The Canada Life Assurance Company. On or about July 2, 1997, however, pursuant to an agreement entered into between The Canada Life Assurance Company, CLIM and certain executive employees of CLIM ("CLIM Employees"), the CLIM Employees acquired, through an employee owned holding company, 50 percent of the issued and outstanding shares of CLIM common stock from The Canada Life Assurance Company for $500,000.00
(CDN) (the "Transaction"). (1) From the date of the

--------------------

         (1) The CLIM Employees include the following: John Knox Sandford Fleming, President; Gary Victor Kondrat, Chief Investment Officer; Gary Michael Morris, Vice President; Helen
                                                           (continued...)

Transaction, CLIM, as jointly owned by The Canada Life Assurance Company and the holding company owned by the CLIM Employees, continued to provide investment advisory services to CLICA and The Canada Life Assurance Company in connection with the insurers' institutional and qualified retirement plan business. CLIM retained all of its current investment advisory personnel after the Transaction. The composition of CLIM's Board of Directors changed after the Transaction, however, to reflect the interests of the CLIM Employees. Three of the six directors on the CLIM Board of Directors were appointed by the CLIM Employees.

Consummation of the Transaction resulted in the termination of the Sub-Advisory Agreement entered into between CLCM and CLIM. 2 Upon consummation of the Transaction and International Equity Portfolio shareholder approval, CLIM will provide investment advisory services to the International Equity Portfolio of the Fund pursuant to a written agreement approved at the May 21, 1997 meeting of the Fund's Board of Directors. The Sub-Advisory Agreement was voted upon and approved by the Fund's directors including a majority of the directors who are not interested persons of either CLCM or CLIM (as defined under the Investment Company Act). Because Section 15(a) of the Investment Company Act prohibits any person from serving as an investment adviser or sub-adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders of the registered investment company, in order for CLIM to provide investment advisory services to the

-----------------

         (1)(... continued)
Jean Chisholm-Owen, Vice President; Russel John Robertson, Vice President; John Manville Vipond, Vice President; Diane Lynn Haflidson, Vice President; Thomas Ralph Henry Tibbles, Vice President; Susan Elizabeth Henderson, Director, Finance and Administration; Laurie Margaret McPhail, Investment Consultant; Philip Humphrey Wootteen, Portfolio Manager PIM; Barry Addison Lockhart, Senior Investment Analyst, Foreign Equities; Andrew Grant Osterback, Senior Investment Analyst, Fixed Income; Richard Luc Henri Joseph Ruel, Trader, Canadian & Foreign Equities; Gilbert Sherman Lamothe, Portfolio System Administrator; and Michael Martin Globe, Manager, Marketing and Client Services.

         (2) The Investment Company Act requires each investment advisory and sub-advisory contract providing for the performance of investment advisory services on behalf of a registered investment company, such as the Fund, to terminate automatically upon its assignment. An "assignment" is broadly defined under the Investment Company Act to include, among other things, any transfer of a controlling block of an adviser's stock. Under the Investment Company Act, any person who owns beneficially, either directly or indirectly, more than 25 percent of the voting securities of a company is presumed to control it. In this regard, the sale of 50 percent of CLIM's outstanding stock to the holding company owned by the CLIM Employees together with the reconstitution of CLIM's Board of Directors to represent the interests of those employees may reflect an actual change in the control or management of CLIM and, therefore, an assignment and termination of the current Sub-Advisory Agreement within the meaning of the Investment Company Act.

International Equity Portfolio of the Fund, Contract owners must approve the Sub-Advisory Agreement between CLCM and CLIM. The Form of the Sub-Advisory Agreement is attached as Exhibit A.

From the date of the Transaction until the date the International Equity Portfolio shareholders approve the Sub-Advisory Agreement, CLIM will provide investment advisory services to the International Equity Portfolio at cost. During this time period, the total investment advisory fee paid by the International Equity Portfolio has been reduced to reflect that CLIM's services are provided on an at cost basis.

Contract owners should read the Sub-Advisory Agreement carefully. There are no fees payable to CLIM, CLCM or CLICA from the Fund's assets other than the advisory fees.

Retaining CLIM as the sub-adviser for the International Equity Portfolio will benefit the Fund and Contract owners. As discussed below, CLIM has substantial experience advising international equity portfolios, a successful track record for the portfolios it advised and highly educated and experienced personnel.

                                    PROPOSAL
                           APPROVAL OF NEW INVESTMENT
                             SUB-ADVISORY AGREEMENT

Contract owners are being asked to approve a Sub-Advisory Agreement between CLCM and CLIM to permit CLIM to serve as the investment sub-adviser for the International Equity Portfolio of the Fund. CLIM, which is located at 130 Adelaide Street West, Suite 3000, Toronto, Ontario, Canada, M5H 3P5, served as investment sub-adviser to the International Equity Portfolio from May 1, 1995 pursuant to an Investment Sub-Advisory Agreement dated May 1, 1995 between CLCM and CLIM (the "Old Sub-Advisory Agreement"). The Old Sub- Advisory Agreement was last approved by the Fund's Board of Directors, including a majority of the directors who were not parties to the Old Sub-Advisory Agreement or interested persons of such parties, at a meeting held on February 23, 1995.

The consummation of the Transaction resulted in the termination of the Old Sub-Advisory Agreement between CLCM and CLIM. In order for CLIM to serve as the investment Sub- Advisor for the International Equity Portfolio, CLCM and CLIM will enter into a new Sub-Advisory Agreement that is substantially identical to the Old Sub-Advisory Agreement.

The Sub-Advisory Agreement was approved by the Fund's Board of Directors, including a majority of the directors who were not interested persons of the parties to the Sub-Advisory Agreement, at a meeting held on May 21, 1997. The fees payable under the Sub-Advisory Agreement will be the same as the fees payable under the Old Sub-Advisory Agreement.

If the Sub-Advisory Agreement is approved by the International Equity Portfolio shareholders, it will remain in effect, unless earlier terminated, for an initial term expiring two years from the date of effectiveness and will continue in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Fund's Board of Directors or by the vote of a majority of the outstanding voting securities of the International Equity Portfolio, and, in either case,
(ii) by a majority of the Fund's directors who are not parties to the Sub-Advisory Agreement or interested persons of any such party (other than as directors of the Fund).

CLIM has advised the Fund that there has been no change in CLIM's investment management and other personnel in connection with the Transaction and that the same persons responsible for management of the International Equity Portfolio under the Old Sub-Advisory Agreement will continue to be responsible under the Sub-Advisory Agreement.

If the Shareholders of the International Equity Portfolio do not approve the Sub-Advisory Agreement, CLCM and the directors of the Fund would obtain interim sub-advisory services for the International Equity Portfolio, either from CLIM or from another advisory organization. Thereafter, the directors would either negotiate a new investment sub-advisory agreement for the International Equity Portfolio with an investment advisory organization selected by the directors or make other appropriate arrangements, in either event subject to approval by the shareholders of the International Equity Portfolio.

COMPARISON OF THE SUB-ADVISORY AGREEMENT AND THE OLD SUB-ADVISORY AGREEMENT

The Sub-Advisory Agreement is identical in all material respects to the Old Sub-Advisory Agreement except as to the dates of effectiveness. Under the terms of the Sub-Advisory Agreement and Old Sub-Advisory Agreement, CLIM manages the investment and reinvestment of the assets of the International Equity Portfolio and continuously reviews, supervises and administers the International Equity Portfolio investments. CLIM manages the International Equity Portfolio and has done so since the inception of the International Equity Portfolio. CLIM is responsible for placing orders for the purchase and sale of the investments directly with brokers and dealers selected by it in its discretion. CLIM also furnishes to CLCM and the Board of Directors, which has overall responsibility for the business and affairs of the Fund, periodic reports on the investment performance of the International Equity Portfolio.

The Sub-Advisory Agreement provides that CLIM shall not be liable under the Agreement for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing in the Agreement shall be deemed to protect, or purport to protect, CLIM against any liability to the International Equity Portfolio or to the shareholders of the International Equity Portfolio to which CLIM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of CLIM's duties under the Agreement or by reason of CLIM's reckless disregard of its obligations and duties under the Agreement.

The Sub-Advisory Agreement may be terminated at any time (i) by the Fund's Board of Directors or by a vote of a majority of the outstanding voting securities of the International Equity Portfolio on 60 days' written notice to CLIM or (ii) by CLIM on 60 days' written notice to the Fund.

The terms of the Sub-Advisory Agreement obligate CLIM to manage the International Equity Portfolio in accordance with applicable laws and regulations. The provision of investment advisory services by CLIM to the International Equity Portfolio is not exclusive under the terms of the Sub-Advisory Agreement. CLIM is free to and does render investment advisory services to others. See "Information About CLIM" below.

PORTFOLIO TRANSACTIONS AND BROKERAGE

CLIM will be responsible for the investment decisions of the International Equity Portfolio of the Fund, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of brokerage commissions, if any. The International Equity Portfolio has no obligation to deal with any dealer or groups of dealers in the execution of transactions in portfolio securities. In placing orders, it is the policy of the International Equity Portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While CLIM generally seeks reasonably competitive spreads or commissions, the International Equity Portfolio will not necessarily be paying the lowest spread or commission available.

If the securities in which the International Equity Portfolio invest are traded primarily in the over-the-counter market, where possible, the International Equity Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. The cost of securities transactions for the International Equity Portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads.

While CLIM seeks to obtain the most favorable net results in effecting transactions for the International Equity Portfolio, dealers who provide supplemental investment research to CLIM may receive orders for transactions by the Portfolio. Such supplemental research service ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If in the judgment of CLIM the Portfolio will be benefited by such supplemental research services, CLIM is authorized to pay spreads or commissions to brokers or dealers furnishing such services which are in excess of spreads or commissions which another broker or dealer may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by CLIM under the Sub-Advisory Agreement. The expenses of CLIM will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, CLIM may use such supplemental research in providing investment advice to its other advisory accounts. CLIM will not use affiliated brokers to execute portfolio transactions on behalf of the International Equity Portfolio.

EVALUATION BY THE BOARD OF DIRECTORS

At the meeting of the Board of Directors of the Fund on May 21, 1997, the Board of Directors including those directors that are not interested persons to the Sub-Advisory Agreement reviewed and discussed information regarding the Sub-Advisory Agreement. In evaluating the continuation of CLIM as Sub-Adviser to the International Equity Portfolio the Board of Directors reviewed materials furnished by CLICA, CLCM and CLIM relevant to their decision. Those materials included information regarding CLIM, its personnel, operations and financial condition, the terms of the Sub-Advisory Agreement, the investment performance of the International Equity Portfolio and the possible effects on the International Equity Portfolio of replacing CLIM as Sub-Adviser.

The directors evaluated CLIM's experience and expertise by considering such factors as: the clients for which CLIM performed investment advisory services; the fees CLIM charges its other clients for investment advisory services; the size of the asset pools managed by CLIM; and the length of CLIM's service to such other clients. The directors noted that CLIM has rendered investment advisory services on behalf of separate accounts sponsored by The Canada Life Assurance Company since CLIM's incorporation in 1977 and that certain of those separate accounts invest in portfolios with investment objectives similar to the International Equity Portfolio of the Fund. As of December 31, 1996, The Canada Life Assurance Company separate accounts managed by CLIM held $5.16 billion (CDN) in assets.

CLICA, CLCM and CLIM presented the directors with information comparing the performance of the International Equity Portfolio with the performance of ten other international equity funds supporting separate accounts sponsored by life insurance companies. In all cases, the International Equity Portfolio compared favorably and for the year ended December 31, 1996, exceeded the average return for those other funds by 3.9 percent.

The directors considered the educational background, professional background and investment management experience of CLIM's sixteen investment advisory personnel. The directors were presented with the biographies which reflected, among other things, that the majority of CLIM's investment advisory personnel held a Chartered Financial Analyst designation and that several held a Masters in Business Administration. The biographies also reflected that CLIM's investment advisory personnel combined for more than two hundred sixty years of experience in rendering investment advisory services.

The directors compared the investment advisory fees to be charged the International Equity Portfolio of the Fund with advisory fees charged by other advisors and sub-advisors to other funds with similar investment objectives. The directors were presented with comparative information that set forth the investment advisory fees assessed by other advisers to international equity funds supporting variable annuity contracts issued by life insurance companies. The directors noted that the advisory fee paid by the International Equity Portfolio compared favorably in all cases with the advisory fees paid by such other funds. Advisory fees for comparable funds ranged from .65 to 1.00 percent of assets under management. In comparison, the International Equity Fund pays an advisory fee at an annual rate of 0.80% of average daily net assets from which a sub-advisory fee of 0.30% of the net assets of the International Equity Portfolio will be paid CLIM.

The directors also compared the sub-advisory fees charged the International Equity Portfolio by CLIM to the advisory fees charged other CLIM clients for similar services rendered. Advisory fees charged by CLIM range from .10 to .45 percent of fund net assets compared with a sub- advisory fee of .30 percent of the International Equity Portfolio net assets.

The directors noted that the sub-advisory fees under the Sub-Advisory Agreement are identical to the fees payable under the Old Sub-Advisory Agreement between CLCM and CLIM. The directors also considered the sub-advisory fees in light of the services to be rendered under the Sub-Advisory Agreement.

The directors reviewed the financial statements for CLIM for the years ended December 31, 1996 and December 31, 1995. CLIM's financial statements revealed substantial asset and revenue growth as well as decreased operating expenses.

Based on its review, the Board of Directors approved the Sub-Advisory Agreement and determined to recommend that Contract owners approve the Sub-Advisory Agreement. In this regard, it was noted that the investment performance of the International Equity Portfolio was comparable to funds and portfolios with similar investment objectives and policies. It was also noted that CLIM had substantial experience advising international equity portfolios, a successful track record for the portfolios it advised, highly educated and experienced personnel and that the fees payable under the Sub-Advisory Agreement were identical to the fees paid under the Old Sub-Advisory Agreement between CLCM and CLIM and that such fees were reasonable and fair for the investment advisory services rendered. Accordingly, after consideration of the above, and such other factors and information it deemed relevant, the Board of Directors, including each member of the Board who is not an interested person of either CLCM or CLIM, unanimously approved the Sub-Advisory Agreement and voted to recommend its approval by International Equity Portfolio shareholders.

SUB-ADVISORY FEES

CLCM received an advisory fee at an annual rate of 0.80% of the average daily net assets of the International Equity Portfolio. For its services under the Old Sub-Advisory Agreement, CLCM paid CLIM, as full compensation for investment advisory services to the International Equity Portfolio, a monthly fee computed on a daily basis, at annual effective rate of 0.30% of the net assets of the International Equity Portfolio. For the fiscal year ended December 31, 1996, CLCM paid CLIM an aggregate advisory fee of $8,084. The advisory fee payable to CLIM under the Sub-Advisory Agreement is identical to the fee under the Old Sub-Advisory Agreement.

INFORMATION ABOUT CLIM

CLIM, a registered investment adviser, has conducted investment management services since its organization in 1977. CLIM has entered into advisory agreements which provides investment advisory services to The Canada Life Assurance Company and CLICA for individual and institutional accounts and manages approximately $6.65 billion (CDN) in assets. CLIM's principal executive offices and directors and their principal occupations are listed below.



NAME AND POSITION WITH CLIM                          PRINCIPAL OCCUPATION
---------------------------                          --------------------
James Henry Ruess                                    Financial Vice President,
Chairman and Director                                The Canada Life Assurance Company**

John Knox Sandford Fleming                           President,
President and Director                               CLIM*

Gary Victor Kondrat                                  Chief Investment Officer,
Chief Investment Officer                             CLIM*

Gary Michael Morris                                  Portfolio Manager, Fixed Income,
Vice President                                       CLIM*

Helen Jean Chisholm-Owen                             Portfolio Manager, Canadian Equities,
Vice President                                       CLIM*

Russel John Robertson                                Portfolio Manager, Canadian Equities,
Vice President                                       CLIM*

John Manville Vipond                                 Portfolio Manager, Foreign Equities,
Vice President                                       CLIM*

Thomas Ralph Henry Tibbles                           Portfolio Manager, Foreign Equities
Vice President                                       CLIM*

Robert Michael Smithen                               Executive Vice President & CFO,
Director                                             The Canada Life Assurance Company**

Alexander Patrick Symons                             Executive Vice President,
Director                                             The Canada Life Assurance Company**

Roy William Linden                                   Vice President & General Counsel,
Director                                             The Canada Life Assurance Company**

* The principal business address is 130 Adelaide Street West, Suite 3000, Toronto, Ontario, Canada, M5H 3P5.

**The principal business address is 330 University Avenue Toronto, Ontario, Canada M561R8

At the present time, CLIM is a jointly owned subsidiary of The Canada Life Assurance Company and the CLIM Employees. CLIM does not have any additional shareholders, nor are there any other persons with a material direct interest in CLIM.

From February 1977 to the present CLIM served as investment adviser to individuals, pension, profit sharing and other employee benefit plans, trusts, endowments, foundations and corporations. CLIM served as investment adviser for certain unregistered segregated accounts consisting of U.S. and foreign stocks, bonds and money market securities sponsored by The Canada Life Assurance Company. Such segregated accounts had approximate net assets as of December 31, 1996 of $6.72 billion (CDN), of which CLIM managed approximately $5.16 billion
(CDN). For the fiscal year ended December 31, 1996, CLIM received an aggregate advisory fee of $5,180,735.

CLIM currently advises the CLICA International Equity Portfolio, an unregistered pooled fund with investment objectives and policies substantially similar to those of the International Equity Portfolio of the Fund. The CLICA International Equity Portfolio is sold exclusively to pension and profit sharing plans. As of December 31, 1996, the CLICA International Equity Portfolio had net assets of approximately $9.4 million. CLIM receives an annual sub-advisory fee equal to .20 percent of the average daily net assets of the CLICA International Equity Portfolio for investment advisory services rendered to that portfolio.

VOTE REQUIRED

Approval of the Proposal requires the affirmative vote of "a majority of the outstanding voting securities" of the International Equity Portfolio as that term is defined under the Investment Company Act. Under the Investment Company Act, "a majority of the outstanding voting securities" of the International Equity Portfolio means the affirmative vote of the lesser of (a) 67% or more of the shares of the International Equity Portfolio present at the meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy at the meeting or (b) more than 50% of the outstanding shares of the International Equity Portfolio.

SUBMISSION OF SHAREHOLDER PROPOSALS

It is anticipated that, following the Special Meeting of Shareholders to be held on July 16, 1997, the Fund will not hold any meetings of shareholders except as required by Federal or Maryland state law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to David A. Hopkins, Secretary of the Fund, P.O. Box 105087, Atlanta, Georgia, 30348.

THE FUND'S ANNUAL REPORT IS AVAILABLE UPON REQUEST FREE OF CHARGE. FOR A COPY OF THE ANNUAL REPORT PLEASE SEND YOUR REQUEST TO VARIABLE ANNUITY ADMINISTRATION AT P.O. BOX 105087, ATLANTA, GEORGIA, 30348 OR CALL 1-800-333-2542. UPON RECEIPT OF YOUR REQUEST AND VERIFICATION OF OWNERSHIP OF A VARIABLE ANNUITY CONTRACT ISSUED THROUGH EITHER THE VARIABLE ACCOUNT OR THE NEW YORK VARIABLE ACCOUNT A COPY OF THE ANNUAL REPORT WILL BE IMMEDIATELY FORWARDED TO YOUR ADDRESS VIA FIRST CLASS MAIL.

YOU ARE URGED TO FILL IN, DATE AND SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION FORMS.

                                                                     Exhibit A



                      SUB-INVESTMENT ADVISORY AGREEMENT


        AGREEMENT made this 1st day of May, 1995 between CL Capital Management, Inc. (the "Investment Advisor"), a Georgia corporation, and Canada Life Investment Management Limited (the "Sub-Investment Adviser"), a Canadian corporation:

                                 WITNESSETH:

        WHEREAS, Canada Life of America Series Fund, Inc., a Maryland Corporation (the "Fund") is engaged in business as a diversified open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "Investment Company Act"); and

        WHEREAS, the Fund, a series type of investment company, issues separate classes (or series) of stock, each of which represents a separate portfolio of investments; and

        WHEREAS, the Fund is currently comprised of six classes of stock (together with any classes subsequently added, the "Series"), each of which pursues its investment objectives through separate investment policies; and

        WHEREAS, the Sub-Investment Adviser is engaged principally in the business of rendering advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940; and

        WHEREAS, the Fund has employed the Investment Adviser to act as investment manager of the Fund as set forth in the Investment Advisory Agreement between the Fund and the Investment Adviser dated May 1, 1995 (the "Investment Advisory Agreement"); and

        WHEREAS, the Fund and the Investment Adviser desire to retain the Sub-Investment Adviser to render certain investment advisory services to the International Equity Series in the manner and on the terms hereinafter set forth;

        NOW THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Investment Adviser and the Sub-Investment Adviser hereby agree as follows:

                                  ARTICLE I

                     DUTIES OF THE SUB-INVESTMENT ADVISER


        The Investment Adviser hereby employs the Sub-Investment Adviser to act as the investment adviser of the International Equity Series of the Fund, and to furnish the investment advisory services described below, subject to the supervision of the Board of Directors of the Fund and the Investment Adviser, for the period and on the terms and conditions set forth in this Agreement.
The Sub-Investment Adviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-Investment Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or shall in no way be deemed an agent of the Fund.

        The Sub-Investment Adviser, shall provide the International Equity Series with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of such Series, shall furnish continuously an investment program for such Series, exchanged, determine how voting and other rights with respect to the securities of the International Equity Series shall be exercised, and what portions of such Series shall be held in the various securities in which the Series invests or cash, and shall take such steps as are necessary to implement any overall investment plan for such Series, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments. The Sub-Investment Adviser's services shall be subject always to the control and restrictions of the Articles of Incorporation and By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act, the statements relating to the investment objectives of the International Equity Series, investment policies and investment restrictions as the same are set forth in the currently effective registration statement relating to the shares of the Fund under the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended (the "Registration Statement"), appropriate state insurance laws, and any applicable provisions of the Internal Revenue Code of 1986. Should the Board of Directors of the Fund at any time make any definite determination as to investment policy and notify the Sub-Investment Adviser thereof in writing, the Sub-Investment Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked.

        Investment Adviser acknowledges and agrees that it has sole responsiblity to ensure that Sub-Investment Adviser is properly informed of such policies and restrictions applicable to the International Equity Series including without limitation as are, (i) contained in the Fund's Prospectus,
(ii) set forth in the Internal Revenue Code of 1986, as amended, (iii) set forth pursuant to state insurance laws.

        Investment Adviser also acknowledges and agrees that it will be responsible to provide Sub-Investment Adviser with all necessary compliance reports to enable Sub-Investment Adviser to make purchases and sales for the International Equity Series in accordance with the policies and restrictions to which such Series is subject. Investment Adviser also agrees that it or the Fund is responsible to provide or contract to provide accounting, custodial and any other administrative services necessary to administer the business and other affairs of the Fund.

        The Sub-Investment Adviser shall take, on behalf of the International Equity Series, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Series' account with brokers or dealers selected by it, and to that end, the Sub-Investment Adviser is authorized as the agent of the Fund to give instructions to the Custodian of the Fund as to deliveries of securities and payments of cash for the account of the International Equity Series. In connection with the selection of such brokers or dealers and the placing of such orders with respect to assets of the International Equity Series, the Sub-Investment Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board of Directors of the Fund and set forth in the Registration Statement. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Investment Adviser may select brokers or dealers with which it or the Fund is affiliated.

        In addition to seeking the best price and execution, the Sub-Investment Adviser may also take into consideration research and statistical information and wire and other quotation services provided to the Sub-Investment Adviser
which may       justify brokerage commissions at a higher cost to the Series then may result when allocating brokerages to other brokers on the basis of seeking best price and execution. However, the Sub-Investment Adviser shall select only brokers whose commissions it believes are reasonable. The Sub-Investment Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Investment Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations.

                                  ARTICLE II

                         SUB-INVESTMENT ADVISORY FEE


        The payment of investment advisory fees and the allocation of charges and expenses between the Fund and the Investment Adviser are set forth in the Investment Advisory Agreement, and nothing in this Sub-Investment Advisory Agreement shall change or affect that arrangement. The payment of investment advisory fees and the apportionment of any expenses related to the services of the Sub-Investment Adviser shall be the sole concern of the Investment Adviser and the Sub-Investment Adviser and shall not be the responsibility of the Fund.

        For the services rendered pursuant to this Agreement, Investment Adviser will pay the Sub-Investment Adviser at the end of each calendar month, a fee, calculated daily based upon the average daily value of the net assets of the International Equity Series of the Fund, as determined and computed in accordance with the description of the determination of the net asset value contained in the Registration Statement for the Fund, at the annual rate of 0.30%.

                                 ARTICLE III

                            LIMITATION OF LIABILITY

        Subject to Section 36 of the Investment Company Act of 1940, as amended, the Sub-Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of Fund, and the performance of its duties hereunder except for wilful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder.


                                  ARTICLE IV

                   Activities of the Sub-Investment Adviser

        The services of the Sub-Investment Adviser to the International Equity Series are not deemed to be exclusive, and the Sub-Investment Adviser is free to render services to others.

        It is agreed that the Sub-Investment Adviser may use any supplemental investment research obtained for the benefit of the International Equity Series in providing investment advice to its other investment advisory accounts. The Sub-Investment Adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Sub-Investment Adviser or other entities advised by the Sub-Investment Adviser will be considered by and may be useful to the Sub-Investment Adviser in carrying out its obligations to the International Equity Series.

        Securities held by the International Equity Series may also be held by separate investment accounts or other mutual funds for which the Sub-Investment Adviser may act as an adviser or by the Sub-Investment Adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-Investment Adviser or its affiliates or for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the International Equity Series or other entities for which the Sub-Investment Adviser or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Sub-Investment Adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-Investment Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, it is recognized that there may be an adverse effect on price.

        It is agreed that, on occasions when the Sub-Investment Adviser deems the purchase or sale of a security to be in the best interest of the International Equity Series as well as other accounts or companies, it may, to the extent permitted by applicable laws or regulations, but will not be obligated to, aggregate the securities to be sold or purchased for other accounts or companies in order to obtain favourable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the International Equity Series and to such other accounts or companies. It is recognized that in some cases this procedure may adversely affect the size of the position obtainable for the International Equity Series.

                                  ARTICLE V

                              Books and Records

        The Sub-Investment Adviser agrees that all books and records which it maintains for the International Equity Series shall be made available, within five business days of a written request, to the Fund's accountants or auditors during regular business hours at the Sub-Investment Adviser's offices. The Fund or its authorized representative shall have the right to copy any records in the possession of the Sub-Investment Adviser which pertain to the Fund and as the Fund shall require in accordance with applicable law. Such books, records, information or reports shall be available to properly constitute governmental authorities consistent with state and federal law and/or regulations. The Sub-Investment Adviser shall keep confidential and shall not disclose or use any records of information obtained pursuant to this Agreement except as expressly required by state or federal law/or regulations.


In the event of the termination of this Agreement, all such books, records, or other information shall be returned to the Fund free from any claim or assertion of rights by the Sub-Investment Adviser. The Fund shall make available to the Sub-Investment Adviser on a reasonable basis all books and records which it maintains for the International Equity Series.

                                  ARTICLE VI

                  Duration and Termination of this Agreement

        This Agreement shall become effective as of the date first above written, and shall continue in effect until the date of the first annual or special meeting of shareholders of the International Equity Series, but not later than sixteen months after the effective date of the Securities Act of 1933 Registration Statement for the International Equity Series. Thereafter, this Agreement shall continue in effect from year to year with respect to the International Equity Series so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Fund, or by the vote of a majority of the outstanding voting securities of the International Equity Series, and (ii) a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

        This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund, or by vote or a majority of the outstanding voting securities of the International Equity Series, or by the Investment Adviser, on sixty day written notice to the other party. This agreement may be terminated for "cause" at any time by the Board of Directors of the Fund. "Cause" is defined and limited for this purpose to mean wilful misfeasance, bad faith, or gross negligence by the Sub-Investment Adviser in the performance of its duties or reckless disregard by it of its obligations and duties under this Agreement. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Investment Advisory Agreement between the Fund and the Investment Adviser.
This Agreement may be terminated without penalty, by Sub-Investment Adviser on sixty days notice.

                                 ARTICLE VII

                                 DEFINITIONS


        The terms "assignment," "interested person," and "majority of the outstanding voting securities," when used in this Agreement, shall have the respective meanings specified under the Investment Company Act.


                                 ARTICLE VIII

                         Amendments of this Agreement

        When required by applicable law, this Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of the outstanding voting securities shares of the International Equity Series, and (ii) a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

        The Investment Adviser agrees to advise the Sub-Investment Adviser immediately:

        (a) of any request by the SEC for amendments to the Prospectus or for additional information.

        (b) of the issuance by the SEC of any stop order suspending the effectiveness of the Fund's Prospectus or the initiation of any proceedings for that purpose.

        (c) of the happening of any material event which makes untrue any statement made in the Fund's Prospectus or which requires the making of a change in either of them in order to make the statements there in not misleading.

        (d) of all actions of the SEC with respect to any amendments to the Fund's Prospectus.

        (e) of the happening of any event relating to the Investment Adviser which would have a material effect on its business.

        The Sub-Investment Adviser agrees to advise the Investment Adviser immediately:

        (a) of the happening of any material event which makes untrue any statement made in the Fund's Prospectus or which requires the making of a change in either of them in order to make the statements therein not misleading, and

        (b) of the happening of any event relating to the Sub-Investment Adviser which would have a material effect on its business.

                                  ARTICLE IX

                                Governing Law


        This Agreement shall be construed and interpreted in accordance with the laws of the State of Georgia, and the applicable provisions of the Investment Company Act.

        IN WISTNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                               CL CAPITAL MANAGEMENT, INC.


                               By:
                                  -------------------------

                                  -------------------------

                               CANADA LIFE INVESTMENT MANAGEMENT LIMITED


                               By:
                                  -------------------------

                                  -------------------------

                                                                       Appendix

VOTING INSTRUCTION FORM

CANADA LIFE OF AMERICA SERIES FUND, INC.
INTERNATIONAL EQUITY PORTFOLIO

        Voting Instructions Solicited on Behalf of the Board of Directors for a Special Meeting of Shareholders of the Canada Life of America Series
                            Fund, Inc. ______, 1997.

   I hereby instruct Canada Life Insurance Company of America ("Canada Life") or Canada Life Insurance Company of New York ("Canada Life of New York") to vote the shares of the International Equity Portfolio of the Canada Life of America Series Fund, Inc. (the "Fund") as to which I am entitled to give instructions, as shown above at a Special Meeting of the Shareholders of the Fund (the "Meeting") to be held at 10:00 a.m. on ____ 1997, Eastern Time, and any adjournments thereof at 6201 Powers Ferry Road, N.W., Suite 600, Atlanta, Georgia 30339, as follows:

  (1) To approve a Sub-Advisory Agreement between CL Captial Management, Inc. ("CLCM") and Canada Life Investment Management Limited ("CLIM") with respect to the International Equity Portfolio of the Fund, the material terms of which are substantially the same as those of the prior Sub-Advisory Agreement between CLCM and CLIM:

International Equity Portfolio    ____For         ____Against        ____Abstain

                       THE BOARD OF DIRECTORS OF THE FUND
                       RECOMMENDS A VOTE FOR THIS PROPOSAL

               PLEASE SIGN AND DATE THIS FORM AND RETURN PROMPTLY

  I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated ____. THIS INSTRUCTION WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED "FOR" THIS PROPOSAL.

  This instruction may be revoked at any time prior to the Meeting by notifying the Secretary of the Fund in writing.

------------------------------                       ---------------------
Contract Owner Signature                             Date

PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this Voting Instruction Form. If the individual is a fiduciary (e.g. attorney, executor, trustee, guardian, etc.) the individual's signature must be followed by his full title.